Absolute Return Fund Summary

Class/Ticker: Class R- WARHX

Summary Prospectus

October 1, 2015

Link to Prospectus	Link to SAI

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at wellsfargoadvantagefunds.com/reports. You can also get information at no cost by calling 1-800-222-8222, or by sending an email request to wfaf@wellsfargo.com. The current prospectus ("Prospectus") dated October 1, 2015, and statement of additional information ("SAI") dated October 1, 2015, are incorporated by reference into this summary prospectus. The Fund's SAI may be obtained, free of charge, in the same manner as the Prospectus.

Investment Objective

The Fund seeks a positive total return.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of offering price)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)[1]

Management Fees[2]	0.69%
Distribution (12b-1) Fees	0.25%
Other Expenses[3]	0.59%
Acquired Fund Fees and Expenses[4]	0.23%
Total Annual Fund Operating Expenses	1.76%
Fee Waivers	0.00%
Total Annual Fund Operating Expenses After Fee Waiver[5]	1.76%
1.

The Annual Fund Operating Expenses table and the Example of Fund Expenses table below reflect the aggregate expenses of both the Fund and the MF share class of GMO Benchmark-Free Allocation Fund. Expenses have been adjusted as necessary from amounts incurred during the Fund's most recent fiscal year to reflect current fees and expenses.

2.	The amounts shown reflect the management fee of the Fund and the advisory fee of GMO Benchmark-Free Allocation Fund.
3.

Includes purchase premiums and redemption fees charged by GMO Benchmark-Free Allocation Fund determined by dividing total purchase premiums and redemption fees paid during the period by the average net assets of the Fund.

4.	These indirect expenses include interest expense that may be incurred by certain underlying funds.
5.

The Manager has contractually committed through August 31, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver at 0.96% for Class R. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses (including the expenses of GMO Benchmark-Free Allocation Fund), and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Fund with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that fees and expenses remain the same as in the tables above. To the extent that the Manager is waiving fees or reimbursing expenses, the example assumes that such waiver or reimbursement will only be in place through the date noted above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After:
1 Year	$179
3 Years	$554
5 Years	$954
10 Years	$2,073

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the portfolio turnover rate was 6% of the value of its portfolio. In addition, the portfolio turnover rate for GMO Benchmark-Free Allocation Fund, in which the Fund invests all of its assets, was 84% for its fiscal year ended February 28th.

Principal Investment Strategies

The Fund is a diversified investment that invests substantially all of its investable assets in GMO Benchmark-Free Allocation Fund (the "Benchmark-Free Allocation Fund"), an investment company managed by Grantham, Mayo, Van Otterloo & Co. LLC ("GMO"). GMO seeks to achieve Benchmark-Free Allocation Fund's investment objective by investing in asset classes GMO believes offer the most attractive return and risk opportunities. Benchmark-Free Allocation Fund may invest in any asset class, including, for example:

  U.S. and non-U.S. equity, including emerging country equity;

  U.S. and non-U.S. fixed income, including emerging country debt; and

  alternative asset classes, including commodities.

GMO uses its multi-year forecasts of returns among asset classes, together with its assessment of the relative risks of such asset classes, to determine Benchmark-Free Allocation Fund's allocations to various asset classes. An important component of those forecasts is the expectation that valuations ultimately revert to their historical means (averages). The factors considered and investment methods used by GMO can change over time.

Benchmark-Free Allocation Fund is structured as a fund of funds and gains its investment exposures primarily by investing in GMO Implementation Fund. In addition, Benchmark-Free Allocation Fund may invest in any other GMO Fund (together with GMO Implementation Fund, the "underlying funds"), whether now existing or created in the future. These additional underlying Funds may include, among others, GMO Alpha Only Fund, GMO Debt Opportunities Fund, GMO Emerging Country Debt Fund, GMO Special Opportunities Fund, and GMO Systematic Global Macro Opportunity Fund. GMO Implementation Fund is permitted to invest in any asset class. Benchmark-Free Allocation Fund also may invest directly in securities and derivatives.

Benchmark-Free Allocation Fund seeks annualized excess returns of 5% (net of Benchmark-Free Allocation Fund fees) above the Consumer Price Index and expects annualized volatility of 5-10% over a complete market cycle. GMO does not manage Benchmark-Free Allocation Fund to, or control Benchmark-Free Allocation Fund's risk relative to, any securities index or securities benchmark.

Benchmark-Free Allocation Fund is permitted to invest (directly or through GMO Implementation Fund or other underlying funds) in any asset class, sector, country, or region, and at times may have substantial exposure to a single asset class, sector, country, or region. In addition, Benchmark-Free Allocation Fund is not restricted in its exposure to any particular market and may invest in securities of companies of any market capitalization, credit quality, maturity or duration. Benchmark-Free Allocation Fund may have indirect exposure to derivatives and short sales through its investment in GMO Implementation Fund and other underlying funds. GMO's ability to shift investments within GMO Implementation Fund and between it and other underlying funds is not subject to any limits.

Benchmark-Free Allocation Fund also may invest in GMO U.S. Treasury Fund and in money market funds unaffiliated with GMO.

While the Fund invests substantially all of its investable assets in the Benchmark-Free Allocation Fund, the Fund may hold cash for short periods of time in order to mitigate the expenses associated with the purchase and sale of shares of the Benchmark-Free Allocation Fund.

Principal Investment Risks

Because the Fund invests substantially all of its investable assets in Benchmark-Free Allocation Fund, which, in turn, primarily invests all of its assets in a number of underlying funds, the following principal risks are those risks that result from the Fund's indirect investments in the underlying funds or direct investment in Benchmark-Free Allocation Fund. In this section, references to the Fund should be read to include the Fund, Benchmark-Free Allocation Fund and the underlying funds, as appropriate.

The Fund's performance will not correlate perfectly with that of Benchmark-Free Allocation Fund due to the impact of the Fund's fees and expenses and to the timing and magnitude of cash flows into and out of the Fund which will create cash balances that cause the Fund's performance to deviate from the performance of the Benchmark-Free Allocation Fund.

An investment in the Fund may lose money, is not a deposit of Wells Fargo Bank, N.A. or its affiliates, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, and is primarily subject to the risks briefly summarized below.

Commodities Risk. Commodities prices can be extremely volatile, and exposure to commodities can cause the net asset value of the Fund's shares to decline or fluctuate in a rapid and unpredictable manner.

Counterparty Risk. The Fund runs the risk that the counterparty to a derivatives contract, a clearing member used by the Fund to hold a cleared derivatives contract, or a borrower of the Fund's securities will be unable or unwilling to make timely settlement payments, return the Fund's margin or otherwise honor its obligations.

Credit Risk. The Fund runs the risk that the issuer or guarantor of a fixed income investment or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to satisfy its obligation to pay principal and interest or otherwise to honor its obligations in a timely manner. The market price of a fixed income investment will normally decline as a result of the issuer's, guarantor's, or obligor's failure to meet its payment obligations. Below investment grade securities (also known as "junk bonds") have speculative characteristics, and changes in economic conditions or other circumstances are more likely to impair the ability of issuers of those securities to make principal and interest payments than is the case with issuers of investment grade securities.

Currency Risk. Fluctuations in exchange rates can adversely affect the market value of foreign currency holdings and investments denominated in foreign currencies.

Derivatives and Short Sales Risk. The use of derivatives involves the risk that their value may not change as expected relative to changes in the value of the underlying assets, rates or indices. Derivatives also present other risks, including market risk, illiquidity risk, currency risk, credit risk and counterparty risk. The market price of an option is affected by many factors, including changes in the market prices or dividend rates of underlying securities (or in the case of indices, the securities in such indices); the time remaining before expiration; changes in interest rates or exchange rates; and changes in the actual or perceived volatility of the relevant stock market and underlying securities. In addition, the risks of loss associated with derivatives that provide short investment exposure and short sales of securities are theoretically unlimited.

Focused Investment Risk. Investments focused in countries, regions, sectors, industries, or issuers that are subject to the same or similar risk factors and investments whose prices are strongly correlated are subject to greater overall risk than investments that are more diversified.

Fund of Funds Risk. The Fund is indirectly exposed to all of the risks of an investment in the underlying funds in which it invests, including the risk that those underlying funds will not perform as expected. Because the Fund bears the fees and expenses of the underlying funds in which it invests, a reallocation of the Fund's investments to underlying funds with higher fees or expenses will increase the Fund's total expenses. The fees and expenses associated with an investment in the Fund are less predictable than those associated with an investment in funds that charge a fixed management fee.

Illiquidity Risk. Low trading volume, lack of a market maker, large position size, or legal restrictions may limit or prevent the Fund or an underlying Fund from selling particular securities or closing derivative positions at desirable prices.

Large Shareholder Risk. To the extent that a large number of shares of the Fund is held by a single shareholder (e.g., an institutional investor), the Fund is subject to the risk that a redemption by that shareholder of all or a large portion of its Fund shares will cause the Fund to sell securities at disadvantageous prices or otherwise will disrupt the Fund's operations.

Leveraging Risk. The use of reverse repurchase agreements and other derivatives and securities lending creates leverage. Leverage increases the Fund's losses when the value of its investments (including derivatives) declines.

Management and Operational Risk. Benchmark-Free Allocation Fund and the underlying funds run the risk that GMO's investment techniques will fail to produce desired results (including the annualized excess returns Benchmark-Free Allocation Fund seeks above the Consumer Price Index). GMO often uses quantitative analyses and models as part of its investment process. All models support portfolio decisions but are not necessarily predictive of future market events. These analyses and models also make simplifying assumptions that may limit their effectiveness. In addition, there are limitations (e.g., inaccuracies, staleness) on the data available for analysis or manipulation by the models. Any of those assumptions and/or limitations could adversely affect the performance of Benchmark-Free Allocation Fund or the underlying funds. The Fund also runs the risk that GMO's assessment of an investment may be wrong or that deficiencies in GMO's or another service provider's internal systems or controls will cause losses or impair operations for Benchmark-Free Allocation Fund or the underlying funds.

Market Disruption and Geopolitical Risk. Geopolitical and other events may disrupt securities markets and adversely affect global economies and markets. Those events, as well as other changes in non-U.S. and U.S. economic and political conditions, could adversely affect the value of the Fund's investments.

Market Risk - Asset-Backed Securities. The market price of fixed income investments with complex structures, such as asset-backed securities, can decline due to a variety of factors, including market uncertainty about their credit quality and the reliability of their payment streams. Payment streams associated with asset-backed securities held by the Fund depend on many factors (e.g., the cash flow generated by the assets backing the securities, the deal structure, the credit worthiness of any credit-support provider, and the reliability of various other service providers with access to the payment stream), and a problem in any one of these factors can lead to a reduction in the payment stream GMO expected the Fund to receive at the time the Fund purchased the asset-backed security.

Market Risk - Equities. The market prices of equities may decline due to factors affecting the issuing companies, their industries, or the economy and equity markets generally. If an underlying fund purchases equities for less than their value as determined by GMO, Benchmark-Free Allocation Fund runs the risk that the market prices of these equities will not appreciate or will decline for a variety of reasons, one of which may be GMO's incorrect assessment of their intrinsic value. An underlying fund also may purchase equities that typically trade at higher multiples of current earnings than other securities, and the market prices of these equities often are more sensitive to changes in future earnings expectations than the market prices of equities trading at lower multiples. Declines in stock market prices generally are likely to reduce the net asset value of the Fund's shares.

Market Risk - Fixed Income Investments. The market price of a fixed income investment can decline due to market-related factors, including rising interest rates and widening credit spreads, or decreased liquidity stemming from the market's uncertainty about the value of a fixed income investment (or class of fixed income investments).

Merger Arbitrage Risk. If the Fund purchases securities in anticipation of a proposed merger, exchange offer, tender offer, or other similar transaction, and that transaction later appears unlikely to be consummated or, in fact, is not consummated or is delayed, the market prices of the securities purchased by the Fund may decline sharply, resulting in losses to the Fund. The risk/reward payout of merger arbitrage strategies typically is asymmetric – the losses in failed transactions often far exceeding the gains in successful transactions. Merger arbitrage strategies are subject to the risk of overall market movements, and the Fund may experience losses even if a transaction is consummated.

Non-Diversified Funds Risk. The Fund invests a portion of its assets in shares of one or more other funds that are not "diversified" investment companies within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"). This means they are allowed to invest in the securities of a relatively small number of issuers. As a result, they may be subject to greater credit, market and other risks, and poor performance by a single issuer may have a greater impact on their performance, than if they were "diversified." The Fund may invest without limitation in funds that are not diversified.

Non-U.S. Investment Risk. The market prices of many non-U.S. securities fluctuate more than those of U.S. securities. Many non-U.S. securities markets are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the cost of trading in those markets often is higher than in U.S. securities markets. Non-U.S. portfolio transactions generally involve higher commission rates, transfer taxes, and custodial costs than similar transactions in the United States. In addition, the Fund may be subject to non-U.S. taxes, including potentially on a retroactive basis, on (i) capital gains it realizes or dividends, interest, or other amounts it realizes or accrues in respect of non-U.S. investments, (ii) transactions in those investments and (iii) repatriation of proceeds generated from the sale or other disposition of those investments. Also, the Fund needs a license to invest directly in many non-U.S. securities markets, and the Fund is subject to the risk that it could not invest if its license were terminated or suspended. In some non-U.S. securities markets, prevailing custody and trade settlement practices (e.g., the requirement to pay for securities prior to receipt) expose the Fund to credit and other risks. Further, adverse changes in investment regulations, capital requirements or exchange controls could adversely affect the value of the Fund's investments. These and other risks (e.g., nationalization, expropriation or other confiscation of assets of non-U.S. issuers) tend to be greater for investments in companies tied economically to emerging countries, the economies of which may be predominantly based on only a few industries or dependent on revenues from particular commodities and which often are more volatile than the economies of developed countries.

Smaller Company Risk. Smaller companies may have limited product lines, markets or financial resources, may lack the competitive strength of larger companies, may have inexperienced managers or may depend on a few key employees. The securities of companies with smaller market capitalizations often are less widely held and trade less frequently and in lesser quantities, and their market prices often fluctuate more, than the securities of companies with larger market capitalizations.

Performance

The following information provides some indication of the risks of investing in the Fund by showing changes in the Fund's performance from year to year. The Fund's average annual total returns are compared to the performance of one or more indices. Past performance is no guarantee of future results. Current month-end performance is available on the Fund's Web site at wellsfargoadvantagefunds.com.

Calendar Year Total Returns as of 12/31 each year
Class R1

Highest Quarter: 2nd Quarter 2009	+8.94%
Lowest Quarter: 4th Quarter 2008	-7.12%
Year-to-date total return as of 6/30/2015 is +0.83%

Average Annual Total Returns for the periods ended 12/31/2014
	Inception Date of Share Class	1 Year	5 Year	10 Year
Class R1	9/30/2015	0.61%	5.15%	6.77%
MSCI AC World Net (USD) Index (reflects no deduction for fees, expenses, or taxes)		4.16%	9.17%	6.09%
Consumer Price Index (reflects no deduction for fees, expenses, or taxes)		0.76%	1.69%	2.12%
Barclays U.S. TIPS 1-10 Year Index (reflects no deduction for fees, expenses, or taxes)		0.91%	2.78%	3.75%
1.

Historical performance shown for the Class R shares prior to their inception reflects the performance of the Administrator Class shares, and is not adjusted to reflect Class R expenses. If these expenses had been included, returns for Class R would be lower. The Administrator Class annual returns are substantially similar to what the Class R annual returns would be because the Administrator Class and Class R shares are invested in the same portfolio and their returns differ only to the extent that they do not have the same expenses.

Fund Management

Investment Adviser	Portfolio Manager[1], Title/Managed Since
Wells Fargo Funds Management, LLC	Ben Inker, CFA, Portfolio Manager/2012 Sam Wilderman, CFA, Portfolio Manager/2012
1.

The Fund invests substantially all of its investable assets directly in Benchmark-Free Allocation Fund, for which GMO serves as investment adviser. Messrs. Inker and Wilderman are the co-heads and senior members of GMO's Asset Allocation Team and Developed Fixed Income Team and they are primarily responsible for providing investment management services to Benchmark-Free Allocation Fund (Mr. Inker since 2003 and Mr. Wilderman since 2012).

Purchase and Sale of Fund Shares

Class R shares generally are available only to certain retirement plans, including: 401(k) plans, 457 plans, profit sharing and money purchase pension plans, defined benefit plans, target benefit plans and non-qualified deferred compensation plans. Class R shares also are generally available only to retirement plans where plan level or omnibus accounts are held on the books of the Fund. Class R shares generally are not available to retail accounts.

Institutions Purchasing Fund Shares

Minimum Initial Investment
Class R: Eligible investors are not subject to a minimum initial investment (financial intermediaries may require different minimum investment amounts)

Minimum Additional Investment
Class R: None (financial intermediaries may require different minimum additional investment amounts)

Tax Information

By investing in a Fund through a tax-deferred retirement account, you will not be subject to tax on dividends and capital gains distributions from the Fund or the sale of Fund shares if those amounts remain in the tax-deferred account. Distributions taken from retirement plan accounts generally are taxable as ordinary income. For special rules concerning tax-deferred retirement accounts, including applications, restrictions, tax advantages, and potential sales charge waivers, contact your investment professional. To determine if a retirement plan may be appropriate for you and to obtain further information, consult your tax adviser.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Consult your salesperson or visit your financial intermediary's Web site for more information.

Link to Prospectus	Link to SAI